Exhibit 10.1
OMNIBUS
AMENDMENT NO. 3 to CREDIT AGREEMENT,
AMENDMENT NO. 2 to PLEDGE AND SECURITY AGREEMENT and
WAIVER

THIS OMNIBUS AMENDMENT NO. 3 TO CREDIT AGREEMENT, AMENDMENT NO. 2 TO PLEDGE AND SECURITY AGREEMENT and WAIVER (the “Amendment”) is made as of September 21, 2016 by and among DELUXE CORPORATION (the “Borrower”), the Subsidiaries of the Borrower party hereto (the “Guarantors” and together with the Borrower, the “Loan Parties”), the financial institutions signatory hereto, JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent for itself and the other Lenders (as defined below) (the “Administrative Agent”) under that certain Credit Agreement dated as of March 12, 2010 by and among the Borrower, the financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.
WITNESSETH
WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to, among other things, incorporate a term loan facility in an aggregate principal amount of $200,000,000, all on the terms and conditions set forth herein;
WHEREAS, Section 9.02(c) of the Credit Agreement provides for amendments to the Credit Agreement with the written consent of the Required Lenders, the Administrative Agent and the Borrower (x) to add one or more credit facilities (in addition to the Incremental Term Loans pursuant to an Incremental Term Loan Amendment) to this Agreement and to permit extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans, Incremental Term Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Lenders;
WHEREAS, the Borrower has also requested that the Administrative Agent and the Lenders amend the Pledge and Security Agreement on the terms and conditions set forth herein; and
WHEREAS, the Borrower has (x) notified the Administrative Agent that AccuSource Solutions Corporation, a Guarantor, has changed its name to Deluxe Strategic Sourcing, Inc. effective as of July 8, 2016, and (y) requested that the Administrative Agent and the Lenders waive any Default or Event of Default that may exist in connection with the failure of the Loan Parties to provide fifteen days prior written notice of such name change pursuant to Section 4.1.8 of the Pledge and Security Agreement (such waiver, the “Specified Waiver”);
WHEREAS, the Borrower, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement and the Pledge and Security Agreement and to grant the Specified Waiver on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:

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1.Amendments to the Credit Agreement.

(A)
Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 4 below, (i) the Credit Agreement is hereby amended as set forth in the marked terms on Exhibit A-1 attached hereto (the “Amended Credit Agreement”), (ii) Schedule 2.01 (Commitments), Schedule 6.01 (Existing Indebtedness), Schedule 6.02 (Existing Liens) and Schedule 6.04 (Existing Investments) to the Credit Agreement are hereby amended in their entirety to be in the forms of Schedule 2.01, Schedule 6.01, Schedule 6.02 and Schedule 6.04, respectively, attached to the Amended Credit Agreement, (iii) Exhibit A (Form of Assignment and Assumption) to the Credit Agreement is hereby amended in its entirety to be in the form of Exhibit A attached to the Amended Credit Agreement, and (iv) Exhibit G-1 and G-2 (Form of Borrowing Request and Form of Interest Election Request) to the Credit Agreement are each hereby amended in their entirety to be in the forms of Exhibits G-1 and G-2, respectively, attached to the Amended Credit Agreement. In Exhibit A-1 hereto, deletions of text in the Amended Credit Agreement or the relevant Schedule or Exhibit are indicated by struck-through text, and insertions of text are indicated by bold, double-underlined text. Exhibit A-2 attached hereto sets forth a clean copy of the Amended Credit Agreement and the amended Schedules and Exhibits, after giving effect to such amendments. This Amendment shall constitute a Loan Document.

(B)
By its execution below, each Lender identified on the signature pages hereto as a “Term Lender” agrees, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, to make Term Loans in an aggregate amount not to exceed the Term Loan Commitment set forth for such Lender on Schedule 2.01 attached to the Amended Credit Agreement and any such Lender not party to the Credit Agreement prior to the date hereof are hereby deemed to be bound by the provisions of the Credit Agreement and to be and become a Lender for all purposes of the Loan Documents to the same extent as if originally a party thereto. The terms applicable to such Term Loan Commitments (and the related Term Loans) are set forth in the Amended Credit Agreement.

2.Amendments to the Pledge and Security Agreement. Effective as of the date of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 4 below:

(A)	The Pledge and Security Agreement is hereby amended to delete the text of clause (b) of the definition of “Excluded Property” set forth therein and to substitute “[Reserved]” therefor.

(B)	The Pledge and Security Agreement is hereby amended to delete the definition of “Scheduled Reporting Date” and to substitute the following definition therefor:

“Scheduled Reporting Date” means the Effective Date and from and after the Effective Date (i) the most recent date as and when the Borrower is required to deliver updated versions of the Exhibits pursuant to Section 4.12 and (ii) solely in the case of Exhibit “D”, the Amendment No. 3 Effective Date.

(C)
Section 3.12(a)(iii) of the Pledge and Security Agreement is hereby amended to add the words “upon the request of the Administrative Agent” to the beginning of such clause. Section 4.5 of the Pledge and Security Agreement is hereby amended to delete the language “Each Grantor will” in the last sentence thereof and to substitute “Upon the request of the Administrative Agent, each Grantor will” therefor. Section 4.7 of the Pledge and Security Agreement is hereby amended to delete the language “Each Grantor will” in the first sentence thereof and to substitute “Upon the request of the Administrative Agent, each Grantor will” therefor.

(D)	Section 4.12 of the Pledge and Security Agreement is hereby amended to add the following new sentence to the end of Section 4.12:

In addition to the foregoing, the Borrower will provide to the Administrative Agent on the Amendment No. 3 Effective Date (after giving effect to Amendment No. 3), an updated version of Exhibit “D” to this

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Security Agreement reflecting any and all changes to the information provided by the Grantors on the Effective Date (or, if previously updated, since the previous updating thereof required hereby).
3.Specified Waiver. Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Lenders signatory hereto and the Administrative Agent hereby grant the Specified Waiver.

4.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

(A)
duly executed originals of this Amendment from the Borrower, the Guarantors, the Required Lenders (determined immediately before the effectiveness of this Amendment), the Term Lenders and the Administrative Agent;

(B)
such other documents, instruments and agreements as the Administrative Agent may reasonably request (including, without limitation, those agreements, documents, instruments and other deliverables appearing in Annex I hereto); and

(C)	all fees and expenses due and payable on or prior to the date hereof in connection with this Amendment.

5.Representations and Warranties of the Loan Parties.

(A)
Each of this Amendment, the Credit Agreement and the Pledge and Security Agreement as amended by this Amendment constitute the legal, valid and binding obligations of each Loan Party party thereto, and are enforceable against each such Loan Party in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally).

(B)	Upon the effectiveness of this Amendment and after giving effect hereto no Default or Event of Default has occurred and is continuing.

(C)
Upon the effectiveness of this Amendment and after giving effect hereto, each Loan Party hereby reaffirms all covenants, representations and warranties made in the Credit Agreement or the Pledge and Security Agreement, as applicable, as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date).

6.References to the Credit Agreement and the Pledge and Security Agreement.

(A)
Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement or “this Agreement” in the Credit Agreement or any other Loan Document, to the Pledge and Security Agreement or “this Security Agreement” in the Pledge and Security Agreement or any other Loan Document (unless limited by reference to such Loan Document as in effect on a prior date) shall mean and be a reference to the Credit Agreement or Pledge and Security Agreement as applicable, as amended by this Amendment.

(B)
Except as specifically amended above, the Credit Agreement, the Pledge and Security Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Each Loan Party (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of such Loan Party arising under or pursuant to the Credit Agreement, the Pledge and Security Agreement, the Subsidiary Guaranty or the other Loan Documents

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to which it is a party, (ii) reaffirms its obligations under the Credit Agreement, the Pledge and Security Agreement, the Subsidiary Guaranty and each and every other Loan Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents.

(C)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the administrative agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or the Pledge and Security Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

7.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

8.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DELUXE CORPORATION, as the Borrower
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: Chief Financial Officer

DELUXE ENTERPRISE OPERATIONS, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DELUXE SMALL BUSINESS SALES, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DELUXE MANUFACTURING OPERATIONS, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SAFEGUARD BUSINESS SYSTEMS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DELUXE FINANCIAL SERVICES, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DELUXE BUSINESS OPERATIONS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SAFEGUARD HOLDINGS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT

CHECKSBYDELUXE.COM, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DIRECT CHECKS UNLIMITED, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DIRECT CHECKS UNLIMITED SALES, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SAFEGUARD ACQUISITIONS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SAFEGUARD FRANCHISE SYSTEMS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SAFEGUARD FRANCHISE SALES, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT

WAUSAU FINANCIAL SYSTEMS, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DELUXE STRATEGIC SOURCING, INC.
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SYNCSUITE, LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

IMAGE DISTRIBUTION SERVICES
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

DATAMYX LLC
By:	/s/ Edward A. Merritt
Name: Edward A. Merritt
Title: VP & Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT

JPMORGAN CHASE BANK, N.A., individually as a Lender (including as a Term Lender), as the Swingline Lender, as the Issuing Bank and as Administrative Agent
By	/s/ Suzanne Ergastolo
Name: Suzanne Ergastolo
Title: Executive Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

FIFTH THIRD BANK, as a Lender (including as a Term Lender)
By	/s/ Kurt Marsan
Name: Kurt Marsan
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender (including as a Term Lender)
By	/s/ Andrew Beckman
Name: Andrew Beckman
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

MUFG UNION BANK, N.A., as a Lender
By	/s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender (including as a Term Lender)
By	/s/ Shanti Aiyer
Name: Shanti Aiyer
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

SUNTRUST BANK, as a Lender (including as a Term Lender)
By	/s/ Carlos Cruz
Name: Carlos Cruz
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender (including as a Term Lender)
By	/s/ Sid Khanolkar
Name: Sid Khanolkar
Title: Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Term Lender
By	/s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT

BMO HARRIS BANK, N.A., as a Term Lender
By	/s/ Sean T. Ball
Name: Sean T. Ball
Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

EXHIBIT A-1 TO OMNIBUS AMENDMENT

Marked Credit Agreement
(See Attached)

EXHIBIT A-2 TO OMNIBUS AMENDMENT

Clean Credit Agreement

(See Attached)

ANNEX I TO OMNIBUS AMENDMENT

List of Closing Documents1

1.Omnibus Amendment No. 3 to Credit Agreement, Amendment No. 2 to Pledge and Security Agreement and Waiver (the “Amendment”).

2.Term Loan Notes to the extent requested by any Lender.

3.Updated Exhibit “D” to the Pledge and Security Agreement, together with any additional stock certificates (and stock powers) and instruments (and allonges) after giving effect to the Amendment (including the amended definition of “Excluded Property”).

4.UCC-3 Amendment to the existing UCC-1 financing statement for AccuSource Solutions Corporation changing its name to Deluxe Strategic Sourcing, Inc.

5.Opinion of Dorsey & Whitney LLP, counsel to the Borrower, with respect to noncontravention of laws, material indebtedness and the 2012 Indenture, enforceability of the Loan Documents, and such other matters relating to the Borrower and the other Loan Parties, this Amendment or the Loan Documents, or the Collateral as the Administrative Agent shall reasonably request.

6.Opinion (addressed to the Administrative Agent and the Lenders and dated the date hereof) of in-house counsel to the Borrower, with respect to general corporate matters, noncontravention of laws and material indebtedness, and such other matters relating to the Borrower, this Amendment, the Loan Documents or the Collateral as the Administrative Agent shall reasonably request.

7.Opinions (addressed to the Administrative Agent and the Lenders and dated the date hereof) of local counsels to the Loan Parties (as applicable), with respect to general corporate matters, noncontravention of laws and material indebtedness, and such other matters relating to such Loan Parties, this Amendment, the Loan Documents or the Collateral as the Administrative Agent shall reasonably request.

8.Certificate of the Secretary or an Assistant Secretary of each Loan Party certifying and attaching (i) the Certificate of Incorporation or other charter document of such Loan Party, (ii) the By-Laws or other applicable organizational document of such Loan Party as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of such Loan Party authorizing the execution and delivery of the Amendment and the performance of the Amendment and each Loan Document to which it is a party, as modified by and after giving effect to the Amendment, and (iv) the names and true signatures of the incumbent officers of such Loan Party authorized to sign the Amendment, and authorized to request a Borrowing under the Credit Agreement (if applicable).

9.Good standing certificate for each Loan Party from the Secretary of State of its jurisdiction of organization.

[1] Documents in bold italics to be delivered by the Borrower and counsel.

10.(i) Audited consolidated financial statements of the Borrower for the two most recent fiscal years ended prior to the date hereof as to which such financial statements are available, (ii) unaudited interim consolidated financial statements of the Borrower for each quarterly period ended subsequent to the date of the latest financial statements, and (iii) financial statement projections through and including the Borrower’s 2019 fiscal year, together with such information as the Administrative Agent and the Lenders shall reasonably request (including, without limitation, a detailed description of the assumptions used in preparing such projections).

11.Officer’s Certificate as to (i) the accuracy of all representations and warranties in the Loan Documents and (ii) no Default or Event of Default.

12.Restated Schedules 6.01, 6.02 and 6.04 to the Credit Agreement.